SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): August 30, 2005

ALERIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

(a)    (1) On August 30, 2005, Aleris entered into Severance Agreements (the “Severance Agreements”) with each of Steven J. Demetriou, Michael D. Friday, John J. Wasz, Christopher R. Clegg, Sean M. Stack, and Robert R. Holian. The form of the Severance Agreements is filed with this report as Exhibit 99.1.

(2) There have been no substantive changes to the material terms and conditions of the Severance Agreements from the previous severance agreements between Aleris and Messrs. Demetriou, Friday, Wasz, Clegg, and Stack that have been filed with the Commission. Mr. Holian’s Severance Agreement replaces his previous employment agreement.

Under the Severance Agreements, if the officer’s employment is terminated by Aleris during a two-year period following a future change in control event for any reason other than for cause, death, disability or certain retirement events, or if the officer resigns for good reason (as defined in the Severance Agreements), he will be entitled to severance compensation as follows:

•	a lump sum payment in an amount equal to three times (for Mr. Demetriou) or two times (for Messrs. Friday, Wasz, Clegg, Stack, and Holian) the sum of his base salary (at the highest rate in effect for any period within the past twelve months prior to his termination date) plus the highest of (1) the target bonus for the fiscal year in which the change in control occurs, (2) the target bonus for the fiscal year in which the termination occurs or (3) the highest bonus earned by him in respect of the three fiscal years prior to the change in control;

•	a lump sum payment of a pro-rata portion of the annual bonus pay (based on the greater of (1) the target bonus for the fiscal year in which a change in control occurs and (2) the target bonus for the fiscal year in which the termination occurs) and any compensation previously deferred by the officer under any non-qualified plan;

•	continued welfare benefits for three years (for Mr. Demetriou) or two years (for Messrs. Friday, Wasz, Clegg, Stack, and Holian) following his termination date; and

•	reimbursement for any excise tax liability imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties incurred with respect to such excise tax in an amount such that after payment by the respective officer of all taxes, that officer retains an amount equal to the amount of the excise tax.

In addition in the absence of any change in control, if the officer’s employment is terminated by Aleris without cause (as defined in the Severance Agreement, and in the case of Mr. Wasz, following certain relocation requests), he will be entitled to severance compensation as follows:

•	a lump sum payment in an amount equal to two times (for Mr. Demetriou) or one-and-one-half times (for Messrs. Friday, Wasz, Clegg, Stack, and Holian) the sum of his base pay plus his target bonus; and

•	continued welfare benefits for 24 months (for Mr. Demetriou) or 18 months (for Messrs. Friday, Wasz, Clegg, Stack, and Holian) following his termination date.

Item 7.01. Regulation FD Disclosure

On August 31, 2005, Aleris issued a press release regarding the purchase of Tomra South America and Tomra Latasa Reciclgem, recycling operations in Sao Paulo Brazil, from Tomra Systems ASA of Norway. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in this report and on such exhibit contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These include statements that contain words such as “believe”, “expect”, “ anticipate”, “intend”, “estimate”, “should”, and similar expressions intended to connote future events and circumstances, and include statements regarding future earnings and earnings per share, future improvements in margins, processing volumes and pricing, improvements in internal controls, future effects of derivatives accounting, anticipated continuation of strengthened U.S. and worldwide industrial activity, expected cost savings, and anticipated synergies resulting from the business combination between Commonwealth Industries, Inc. (“Commonwealth”) and us.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, our ability to effectively integrate the business and operations of Commonwealth; slowdowns in automotive production in the U.S. and Europe; the financial condition of our customers and future bankruptcies and defaults by our major customers; the availability at favorable cost of aluminum scrap and other metal supplies that we processes; our ability to enter into effective metals, natural gas and other commodity derivatives; future natural gas and other fuel costs; a weakening in industrial demand resulting from a decline in economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of our various facilities; future decreases in recycling outsourcing by primary producers; restrictions on and future levels and timing of capital expenditures; retention of major customers; the timing and amounts of collections; the future mix of product sales vs. tolling business; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of uncertainties listed above; and other risks listed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K for the year ended December 31, 2004 and our quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2005, particularly the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Cautionary Statement on Forward-Looking Information” contained therein.

The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Number	Description
99.1	Form of Severance Agreement between Aleris and each of Messrs. Demetriou, Friday, Wasz, Clegg, Stack, and Holian

99.2	Aleris Press Release dated August 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Dated: August 31, 2005	/s/ Robert R. Holian
Robert R. Holian
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Form of Severance Agreement between Aleris and each of Messrs. Demetriou, Friday, Wasz, Clegg, Stack, and Holian.

99.2	Aleris Press Release dated August 31, 2005